UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18, 2019

Date of Report (Date of earliest event reported)

U.S. GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-08266	22-18314-09
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1910 E. Idaho Street, Suite 102-Box 604

Elko, NV 89801

(Address of principal executive offices)

(800) 557-4550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	USAU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Adoption of 2020 Plan

On August 6, 2019, the Board of Directors (the “Board”) of U.S. Gold Corp. (the “Company”) approved and adopted, subject to stockholder approval, the U.S. Gold Corp. 2020 Stock Incentive Plan (the “2020 Plan”). The Board directed that the 2020 Plan be submitted to the Company’s stockholders for their approval at the 2019 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which was held on September 18, 2019.

As described under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the 2020 Plan at the Annual Meeting. A description of the material terms of the 2020 Plan is set forth under the heading “Proposal 5—Plan Proposal” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 15, 2019, which description is incorporated herein by reference. The foregoing description of the 2020 Plan is qualified in its entirety by reference to the full text of the 2020 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Restricted Stock Awards

Effective September 18, 2019, the Compensation Committee of the Board awarded Edward Karr, the Company’s Chief Executive Officer, President and Director, 200,000 performance-based restricted stock units (“RSUs”) pursuant to a Restricted Stock Unit Award Agreement (the “Karr Award Agreement”). The RSUs will vest upon the earlier to occur of (i) a Change in Control (as defined in the 2020 Plan) and (ii) a material discovery of a mineral deposit, as determined by the Compensation Committee of the Board in its sole discretion. The foregoing description of the Karr Award Agreement does not purport to be complete and is qualified in its entirety by reference to the Karr Award Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Effective September 18, 2019, the Compensation Committee of the Board awarded David Rector, the Company’s Chief Operating Officer, 75,000 performance-based RSUs pursuant to a Restricted Stock Unit Award Agreement (the “Rector Award Agreement”). The RSUs will vest upon the earlier to occur of (i) a Change in Control (as defined in the 2020 Plan) and (ii) a material discovery of a mineral deposit, as determined by the Compensation Committee of the Board in its sole discretion. The foregoing description of the Rector Award Agreement does not purport to be complete and is qualified in its entirety by reference to the Rector Award Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 18, 2019, the Company held the Annual Meeting, at which the following proposals were voted upon:

Proposal 1: Election of (i) Edward M. Karr, (ii) John N. Braca, (iii) Timothy M. Janke, (iv) Andrew Kaplan, (v) Ryan K. Zinke and (vi) Douglas Newby to the Board, each to serve for a one-year term until the annual meeting of stockholders to be held in 2020.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Edward M. Karr	7,875,216	829,971	6,704,130
John N. Braca	7,799,649	905,538	6,704,130
Timothy M. Janke	7,882,724	822,463	6,704,130
Andrew Kaplan	7,583,481	1,121,706	6,704,130
Ryan K. Zinke	7,656,526	1,048,661	6,704,130
Douglas Newby	7,888,370	816,817	6,704,130

Upon Mr. Newby’s election to the Board, the Board appointed him to serve as the chair of the Company’s Audit Committee and a member of the Company’s Compensation Committee and Nominating and Corporate Governance Committee.

Proposal 2: Ratification of the appointment of KBL, LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2020.

Votes Cast For	Votes Cast Against	Abstentions
14,987,377	61,471	288,429

Proposal 3: Advisory vote to approve executive compensation.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
7,661,949	951,647	91,591	6,704,130

Proposal 4: Advisory vote to determine the frequency of future advisory votes on the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,470,097	75,302	6,990,796	160,886	6,712,236

Proposal 5: Vote to adopt the 2020 Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
7,586,515	1,007,546	111,226	6,704,030

Proposal 6: Vote to approve an amendment to the Company’s articles of incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of the Board before September 18, 2020, without further approval or authorization of the Company’s stockholders.

Votes Cast For	Votes Cast Against	Abstentions
12,496,090	2,589,706	323,520

Each of the proposals acted upon by the Company’s stockholders at the Annual Meeting received a sufficient number of votes to be approved.

Based on these results and consistent with the Company’s recommendation, the Board has determined that the Company will conduct future advisory votes on the compensation of the Company’s named executive officers every three years. This policy will remain in effect until the next stockholder vote on the frequency of advisory votes on executive compensation, which is expected to occur at the Company’s 2025 annual meeting of stockholders.

Item 7.01	Regulation FD Disclosure.

On September 19, 2019, the Company issued a press release announcing the voting results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On September 23, 2019, the Company issued a press release announcing the election of Mr. Newby to the Board. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2 attached hereto) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	U.S. Gold Corp 2020 Stock Incentive Plan.
10.2	Restricted Stock Unit Award Agreement, dated as of September 18, 2019, by and between Edward Karr and U.S. Gold Corp.
10.3	Restricted Stock Unit Award Agreement, dated as of September 18, 2019, by and between David Rector and U.S. Gold Corp.
99.1	Press release dated September 19, 2019.
99.2	Press release dated September 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2019	U.S. GOLD CORP.

	By:	/s/ Edward M. Karr
Edward M. Karr, Chief Executive Officer